UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2014

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 24, 2014, PositiveID Corporation (the “Company”) entered into an Amendment and Restatement in Full of $550,000 Senior Secured, Convertible, Redeemable Debenture of PositiveID Corporation (the “Debenture”) with Dominion Capital LLC (the “Purchaser”). The original Debenture was assigned from Ironridge Global IV, Ltd. (“Ironridge”) to the Purchaser. The principal and accrued interest owed under the Debenture was $434,592 as of December 1, 2014. Additionally, on December 24, 2014 the Company and Purchaser entered into a $158,400 Senior Convertible, Redeemable Debenture of PositiveID Corporation (the “Note”), which was issued without proceeds as consideration for the Purchaser buying out Ironridge, including legal and transaction fees. As of December 24, 2014, the Company no longer has any outstanding debt owed to Ironridge.

The Debenture and the Note bear interest at the rate of 12% per annum; the Debenture is due on demand and the Note is due and payable on May 31, 2015; and may be converted by the Purchaser into shares of Company common stock at a conversion price equal to a 37.5% discount of the lowest volume weighted average price during fifteen days prior to closing (subject to adjustment as determined in Debenture and Note). The Debenture and Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Debenture and Note in the event of such defaults.

The foregoing descriptions of the Debenture and Note are not intended to be complete and are qualified in their entirety by the complete text of the document attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein. The issuance of the securities set forth herein were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the notes was an accredited investor.

Item 9.01 Financial Statements and Exhibits,

Exhibit Number	Description
10.1	Amendment and Restatement in Full of $550,000 Senior Secured, Convertible, Redeemable Debenture of PositiveID Corporation
10.2	$158,400.00 Senior Convertible, Redeemable Debenture of PositiveID Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: December 30, 2014	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer